                                                    EXHIBIT 23.1

                  [LETTERHEAD OF ARTHUR ANDERSEN LLP]




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Scotsman Industries, Inc. previously filed Registration Statements, File Nos. 33-35870 and 33-57219.



                                   ARTHUR ANDERSEN LLP



Chicago, Illinois,
June 20, 1995